                     --------------------------------------
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                   INFORMATION REQUIRED BY A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934




Filed by the Registrant   [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement                 [ ] Confidential For Use of the
                                                    Commission Only (as Permit-
                                                    ted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                         ENVIRONMENTAL SAFEGUARDS, INC.
                (Name of Registrant as Specified in Its Charter)

                     --------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee: (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act
     Rule 14a-6(I)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

--------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------

(5) Total fee paid:

--------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

(1) Amount Previously Paid:

--------------------------------------

(2) For, Schedule or Registration Statement No.:

--------------------------------------

(3) Filing Party:

--------------------------------------

(4) Date Filed:

--------------------------------------

                         ENVIRONMENTAL SAFEGUARDS, INC.
                        2600 SOUTH LOOP WEST, SUITE 645
                              HOUSTON, TEXAS 77054

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 14, 1998

The Annual Meeting of Stockholders (the "Annual Meeting") of Environmental Safeguards, Inc. (the "Company") will be held in the Oak-Maple Room of the Holiday Inn Astrodome, 8111 Kirby Drive, Houston, Texas on September 14, 1998 at 10:00 AM (CST) for the following purposes:

         (1) To elect four (4) directors.

         (2) To ratify the selection of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending December 31, 1998.

         (3) To act upon such other business as may properly come before the Annual Meeting.

Only holders of common stock of record at the close of business on August 13, 1998 will be entitled to vote at the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ James S. Percell
                                    Chairman of the Board,
                                    CEO and President

August 14, 1998
Houston, Texas

                         ENVIRONMENTAL SAFEGUARDS, INC.
                        2600 SOUTH LOOP WEST, SUITE 645
                              HOUSTON, TEXAS 77054

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 14, 1998

       This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by and on behalf of the Board of Directors of Environmental Safeguards, Inc., a Nevada corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held in the Oak-Maple Room of the Holiday Inn Astrodome, 8111 Kirby Drive, Houston, Texas on September 14, 1998 at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about August 14, 1998. The cost of solicitation of proxies is being borne by the Company.

         The close of business on August 13, 1998, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of record date, there were 9,526,444 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of at least one-third of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each nominee for Director named in Number 1 in the accompanying Notice must receive a majority of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Number 2 set forth in the accompanying Notice.

         All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, AND
(ii) FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

         The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

           ---------------------------------------------------------
              (1) TO ELECT FOUR (4) DIRECTORS FOR THE ENSUING YEAR
           ---------------------------------------------------------


NOMINEES FOR DIRECTORS

         The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. All the nominees are presently members of the Board of Directors. Each duly elected Director will hold office until his successor shall have been elected and qualified.

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

         The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below.

         JAMES S. PERCELL, age 55, serves as Chairman, President and CEO of the Company and also serves as President of the Company's subsidiary, NFE. Mr. Percell became a director of the Company and President, Chief Executive Officer and a director of NFE in November, 1995. Mr. Percell became President and CEO of the Company in January, 1996. Mr. Percell also serves as President of Percell & Associates, a project developer of facilities in the hydrocarbon industry. From 1985-1993, Mr. Percell served as Vice-President of Belmont Constructors, Inc., a heavy industrial contractor. From 1982-1984, he served as President of Capital Services Unlimited, an international supply company for refining, petrochemical and oil field compressor stations, modular refineries and modular oilfield components. From 1977-1980, Mr. Percell served as President of Percell & Lowder, Inc., an oilfield fabricator of onshore and offshore facilities, and from 1960- 1977, he served as project manager for various onshore and offshore projects. He attended Amarillo College in Amarillo, Texas.

         BRYAN SHARP, age 54, has served as a director of the Company since November, 1995. Mr. Sharp is a member of the Company's independent audit committee. Mr. Sharp currently serves as Principal-in-Charge and Director of Espey, Huston & Associates, Inc. ("EH&A"), an environmental consulting company, and from 1990-1993, he served as President of EH&A. Mr. Sharp has also been employed by North Texas State University, the Department of the Interior, and the University of Texas. Mr. Sharp has a B.S. degree in Education from North Texas State University, a M.S. degree in Biology from North Texas State University and studied for his Ph.D. in Zoology from the University of Texas at Austin.

        ALBERT M. WOLFORD, age 76, has served as director of the Company since August 1997. Mr. Wolford is a member of the Company's independent compensation committee. Mr. Wolford is also the Company's Secretary. Mr. Wolford has been an independent business consultant since 1988. From 1970 to 1988, Mr. Wolford served with Texas United Corporation as a director, a member of the executive committee, senior vice-president, and as the chairman of executive development and compensation committee. As a senior vice-president of Texas United Corporation, Mr. Wolford served its subsidiaries as president and CEO of Texas United Chemical Corporation, as the chairman, president and CEO of United Salt Corporation, and as the president of American Borate Corporation. He has also served the Texas Chemical Council, an industry trade group, as a director, a member of its executive committee, and as secretary-treasurer. Mr. Wolford served as a member of the executive committee of the Salt Institute, an industry trade group. Mr. Wolford is a graduate of the University of Texas.

         DAVID L. WARNOCK, age 40, was appointed as Director of the Company in December, 1997 in connection with the December, 1997 financing. Mr. Warnock is member of the Company's independent audit and compensation committees. Mr. Warnock is a founding partner of Cahill, Warnock & Company, L.L.C., an asset management firm established in 1995 to invest in small public companies. From 1983 to 1995, Mr. Warnock was with T. Rowe Price Associates in senior management positions including President of the corporate general partner of T. Rowe Price Strategic Partners I and T. Rowe Price Strategic Partners II, and as the Executive Vice President of T. Rowe Price New Horizons Fund. Mr. Warnock also serves on the Boards of Directors of other companies including Children's Comprehensive Services, Inc., SRB Corporation, and ALLIANCE National Incorporated. Mr. Warnock received a Bachelor of Arts Degree, History, from the University of Delaware and a Masters Degree, Finance, from the University of Wisconsin.

EXECUTIVE OFFICERS

         In addition to Mr. Percell and Mr. Wolford who are executive officers of the Company, Douglas A. Schonacher serves as the vice-president and Chief Operating Officer of the company, and Ronald L. Bianco serves as Chief Financial Officer, Treasurer and Vice-Secretary of the Company.

         DOUGLAS A. SCHONACHER, JR., age 42, joined the Company in March 1997 and is the Company's Vice President and Chief Operating Officer. Mr. Schonacher has 23 years of experience in the fields of drilling fluids control and drilling waste management. From 1992 until 1997, Mr. Schonacher was with Tubescope/Vetco International in the solids control division, serving as manager of Latin American operations. Mr. Schonacher also served as the manager of technical services for the solids control division of Tubescope/Vetco International. From 1987 until 1992, Mr. Schonacher was with Sun Drilling Products Corp. serving as vice president of Sun Environmental Services, Inc. and Gulf Coast operations manager. Mr. Schonacher was responsible for sales engineering and all product applications. Mr. Schonacher also was with Sun Drilling Products Corp. 1979 until 1983 where he was responsible for hiring drilling fluid engineers and for application of drilling fluids specialty products in offshore Gulf Coast regions. From 1974 until 1979, and again from 1983 until 1987, Mr. Schonacher was a drilling fluids consultant. Mr. Schonacher attended Nichols State University and Louisiana State University.

         RONALD L. BIANCO, age 52, joined the Company in April 1997 as its Chief Financial Officer. In addition to serving as Chief Financial Officer, Mr.
Bianco was appointed Treasurer and Vice-Secretary in August, 1997. From 1994 through 1996, Mr. Bianco served as Chief Financial Officer of SWECO Oilfield Services. From 1992 through 1993, Mr. Bianco was an independent business consultant. From 1975 through 1991, Mr. Bianco was with Dresser Industries where he served as controller of Dresser Rand Power in Norway, as the controller for North America Operations of Dresser Masonelian Valve and in other headquarter and division assignments. Mr. Bianco received his B.B.A. in accounting in 1970 from St. Bonaventure University in Olean, New York, and his M.B.A. in 1983 from Southern Methodist University in Dallas, Texas.

RELATED TRANSACTIONS

         The Board of Directors of the Company has adopted a policy that Company affairs will be conducted in all respects by standards applicable to publicly-held corporations and that the Company will not enter into any transactions and/or loans between the Company and its officers, directors and 5% stockholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of the independent, disinterested directors of the Company.

         In December, 1997, the Company sold $8,000,000 of new Series B Convertible Preferred Stock and Series C Preferred Stock to an investor group consisting of Cahill, Warnock Strategic Partners Fund, L.P., Strategic Associates, L.P., Newpark Resources, Inc. and James H. Stone, who is the Chairman of Stone Energy Corporation, and the Company obtained a loan of $6,000,000 from the same investor group. Pursuant to this financing, David L. Warnock, a member of Cahill, Warnock & Co., which is the general partner of Cahill, Warnock Strategic Partners Fund, L.P., was appointed a Director of the Company. Subsequently, in June, 1998, the Company obtained an additional loan of $5,000,000 from the same investor group.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

         James S. Percell and Albert M. Wolford are the only directors of the Company who are also officers of the Company. During December 1997, the Board of Directors established an independent compensation committee whose members are David L. Warnock, Albert Wolford and Robin Pate

(who is not standing for re-election). Also in December 1997, the Board of Directors established an independent audit committee whose members are Bryan Sharp and David L. Warnock. The independent audit and compensation committees did not meet until 1998.

         The Company held seven meetings of the Board of Directors during the period covered by the fiscal year ended December 31, 1997. All Directors were present for at least 75% of the Board meetings.

         The Company believes that all reports required by Section 16(a) of the Exchange Act for the most recent fiscal year have been timely filed.

                             EXECUTIVE COMPENSATION

         Mr. James Percell, became President and Chief Executive Officer of the Company in January, 1996. The Company entered into a three year employment agreement with Mr. Percell in April, 1997. The employment agreement automatically extends, unless terminated by the Company or Mr. Percell, for additional successive one year periods after the initial three year term. Mr. Percell's employment agreement provides that he receive annual compensation from the Company in the amount of $125,000. However on November 17, 1997, the Company's Board of Directors increased Mr. Percell's annual compensation to $250,000. No other executive officer of the Company received compensation which exceeded $100,000 during 1997.

                           SUMMARY COMPENSATION TABLE

                                                                LONG TERM
                                                           COMPENSATION AWARDS
                                                         -----------------------
                                                                      SECURITIES    PAYOUTS
                                ANNUAL COMPENSATION      RESTRICTED   UNDERLYING    -------        ALL
     NAME AND               --------------------------     STOCK       OPTIONS/      LTIPS        OTHER
PRINCIPAL POSITION    YEAR   SALARY    BONUS     OTHER     AWARDS       SARS        PAYOUTS   COMPENSATION
------------------    ----  --------   -----     -----   ----------   ----------    -------   ------------
James S. Percell      1997  $168,750   --0--     --0--     --0--        --0--        --0--        --0--
  CHIEF EXECUTIVE     1996     --0--   --0--     --0--     --0--        --0--        --0--        --0--
  OFFICER             1995     --0--   --0--     --0--     --0--        --0--        --0--        --0--



                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                           Individual Grants
                  ------------------------------
                                    Percent of                                  Potential Realizable Value At
                  Number of         Total                                       Assumed Annual Rates of
                  Securities        Options/SARs                                Stock Price Appreciation For
                  Underlying        Granted To       Exercise                   Option Term
                  Options/SARs      Employees        Or Base
                  Granted           In Fiscal        Price    Expiration
Name                 (#)            Year             ($/Sh)   Date              5% ($)           10% ($)

James S. Percell  301,267           19%              $3.00    12-17-07          $568,490         $1,440,658


            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

                                                     Number Of
                                                     Securities                 Value Of
                                                     Underlying                 Unexercised
                                                     Unexercised                In-The-Money
                                                     Options/SARs At            Options/SARs At
                                                     Fiscal Year-End            Fiscal Year-End
                  Shares            Value                (#)                         ($)
                  Acquired On       Realized         Exercisable/               Exercisable/
Name              Exercise (#)        ($)            Unexercisable              Unexercisable

James S. Percell  (*)               (*)              1,101,267 / -0-            $2,057,659 / -0-

         (*)  Did not exercise any options.

DIRECTOR COMPENSATION

         The Company does not currently pay any cash director's fees, but it pays the expenses, if any, of its directors in attending board meetings. In November, 1995, the Company issued to each of James S. Percell, Bryan Sharp and Robin Pate (who is presently a director, but who is not standing for re-election to the Board of Directors) an option to purchase 800,000 shares of Common Stock of the Company at $0.60 per share. The options are fully vested and may be exercised at any time until the termination of the option which is November, 2005. Of these option, during 1997, Mr. Pate exercised options to acquire 100,000 shares. In addition, in December, 1997, the Company issued to each of Messrs. Percell, Pate and Sharp an option to purchase 301,267 shares of Common Stock of the Company at $3.00 per share. The options are fully vested and may be exercised at any time until the termination of the option which is December, 2007. In November, 1997, the Company issued to Mr. Wolford an option to purchase 25,000 shares of Common Stock of the Company at $3.75 per share. The options are fully vested and may be exercised at any time until the termination of the option which is November, 2007. Further, in December, 1997, the Company issued to Mr. Wolford an option to purchase 9,415 shares of Common Stock of the Company at $3.00 per share. The options are fully vested and may be exercised at any time until the termination of the option which is December, 2007.

EMPLOYEE STOCK OPTION PLAN

         While the Company has been successful in attracting and retaining qualified personnel, the Company believes that its future success will depend in part on its continued ability to attract and retain highly qualified personnel. The Company pays wages and salaries which it believes are competitive. The Company also believes that equity ownership is an important factor in its ability to attract and retain skilled personnel, and the Board of Directors of the Company intends to adopt an employee stock option program.

         The purpose of the stock option program will be to further the interest of the Company, its subsidiaries and its stockholders by providing incentives in the form of stock options to key employees and directors who contribute materially to the success and profitability of the Company. The grants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in the Company's continued success and progress. This program will also assist the Company and its subsidiaries in attracting and retaining key employees and directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of August 5, 1998 with respect to the beneficial ownership of shares of Common Stock by (i) each person who is known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.

                                                                     NUMBER OF       PERCENT     CLASS OF
                NAME                                              SHARES OWNED(1)   OF CLASS    SECURITIES
                ----                                              ---------------   --------    ----------

James S. Percell ...............................................  1,346,560(2)          12.6%   Common Stock
  2600 South Loop West, Ste #645
  Houston, Texas 77054

Robin M. Pate...................................................  1,136,960(3)          10.8%   Common Stock
  9333 Memorial Drive #107
  Houston, Texas 77024

Bryan Sharp ....................................................  1,112,264(4)          10.5%   Common Stock
  3200 Wilcrest, #200
  Houston, Texas 77042

Albert M. Wolford ..............................................     65,346(5)           0.7%   Common Stock
  2600 South Loop West, Ste #645
  Houston, Texas 77054

David L. Warnock ...............................................  2,159,308(6)(7)       18.5%   Common Stock
  One South Street, Ste #2150
  Baltimore, Maryland 21202

Edward L. Cahill ...............................................  2,159,308(6)(7)       18.5%   Common Stock
  One South Street, Ste #2150
  Baltimore, Maryland 21202

Cahill, Warnock Strategic
Partners Fund, L.P. ............................................  2,159,308(6)(7)       18.5%   Common Stock
  One South Street, Ste #2150
  Baltimore, Maryland 21202

Strategic Associates, L.P. .....................................  2,159,308(6)(7)       18.5%   Common Stock
  One South Street, Ste #2150
  Baltimore, Maryland 21202

Cahill, Warnock & Company, L.L.C ...............................  2,159,308(6)(7)       18.5%   Common Stock
  One South Street, Ste #2150
  Baltimore, Maryland 21202

Cahill, Warnock Strategic Partners, L.P. .......................  2,159,308(6)(7)       18.5%   Common Stock
  One South Street, Ste #2150
  Baltimore, Maryland 21202

Douglas A. Schonacher, Jr ......................................     69,516(8)           0.7%   Common Stock
  2600 South Loop West, Ste 645
  Houston, Texas 77054

Ronald L. Bianco ...............................................     69,516(9)           0.7%   Common Stock
  2600 South Loop West, Ste 645
  Houston, Texas 77054

Newpark Resources, Inc. ........................................  2,239,282(7)(10)      19.0%   Common Stock
  3850 N. Causeway, Ste #1770
  Metairie, LA 70002-1756

All officers and directors as a Group (7 persons) .............   5,959,470             39.3%   Common Stock

---------------------

(1) Under the rules of the Securities and Exchange Commission (the "Commission"), a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the Commission's rules and are, accordingly, included as shares beneficially owned.

(2) Includes an option to purchase 800,000 shares of Common Stock of the Company at $0.60 per share, an option to purchase 301,267 shares of Common Stock of the Company at $3.00 per share, and an option to purchase 76,775 shares of Common Stock of the Company at $5.00 per share. These options are fully vested and immediately exercisable.

(3) Includes an option to purchase 700,000 shares of Common Stock of the Company at $.60 per share, an option to purchase 301,267 shares of Common Stock of the Company at $3.00 per share, and an option to purchase 17,930 shares of Common Stock of the Company at $5.00 per share. These options are fully vested and immediately exercisable. Mr. Pate is not standing for re-election to the Board of Directors.

(4) Includes an option to purchase 800,000 shares of Common Stock of the Company at $0.60 per share, an option to purchase 301,267 shares of Common Stock of the Company at $3.00 per share, and an option to purchase 10,997 shares of Common Stock of the Company at $5.00 per share. These options are fully vested and immediately exercisable.

(5) Includes an option to purchase 9,415 shares of Common Stock of the Company at $3.00 per share, an option to purchase 25,000 shares of Common Stock at $3.75 per share, and an option to purchase 8,931 shares of Common Stock of the Company at $5.00 per share. These options are fully vested and immediately exercisable.

(6) Includes 1,722,900 shares of Series B Convertible Preferred Stock and a warrant to purchase 323,044 shares of common stock of the Company at $0.01 per share issued to Cahill, Warnock Strategic Partners Fund, L.P. ("Cahill Warnock Fund"), whose sole general partner is Cahill, Warnock Strategic Partners, L.P. ("Cahill Warnock Partners"). In addition, includes 95,464 shares of Series B Convertible Preferred Stock and a warrant to purchase 17,900 shares of common stock of the Company at $0.01 per share issued to Strategic Associates, L.P. ("Strategic Associates"), whose sole general partner is Cahill, Warnock & Company, L.L.C. ("Cahill Warnock"). Each share of Series B Convertible Preferred Stock is immediately convertible into one share of common stock of the Company, subject to adjustment under certain conditions. The warrant is fully vested and immediately exercisable. David L. Warnock and Edward L. Cahill are the sole general partners of Cahill Warnock Partners and the sole members of Cahill Warnock. David
         L. Warnock and Edward L. Cahill are control persons of Cahill Warnock Fund, Cahill Warnock Partners, Strategic Associates, and Cahill Warnock. David L. Warnock, Edward L. Cahill, Cahill Warnock Fund, Cahill Warnock Partners, Strategic Associates and Cahill Warnock have shared voting power and shared dispositive power of these shares and each disclaim beneficial ownership of the shares and warrants, except with respect to their pecuniary interest therein, if any.

(7) Not included herein are other warrants which could be issuable under certain circumstances pursuant to the terms of the Loan Agreement as follows: (i) warrants for up to a total of 707,142 shares of Common Stock of the Company are issuable upon the earlier of an event of default under the terms of the Loan Agreement or February 17, 2000, provided, however, that if the loans are repaid in full prior to February 17, 2000, then no additional warrants would be issued, and further provided that if a portion of the loans are repaid prior to February 17, 2000, then warrants for a number of shares of Common Stock of the Company would be issued on a pro rata basis; and (ii) warrants for up to a total of 188,571 shares of Common Stock of the Company are issuable if loans made pursuant to the Loan Agreement are not repaid in full by December 17, 2001.

(8) Includes an option to purchase 50,000 shares of Common Stock of the Company at $2.50 per share, an option to purchase 18,829 shares of Common Stock of the Company at $3.00 per share, and an option to purchase 687 shares of Common Stock of the Company at $5.00 per share. These options are fully vested and immediately exercisable.

(9) Includes an option to purchase 50,000 shares of Common Stock of the Company at $2.50 per share, an option to purchase 18,829 shares of Common Stock of the Company at $3.00 per share, and an option to purchase 687 shares of Common Stock of the Company at $5.00 per share. These options are fully vested and immediately exercisable.


(10) Includes 1,885,711 shares of Series B Convertible Preferred Stock which are immediately convertible into shares of the Company's Common Stock. The number of shares of Common Stock into which each share of Preferred Stock may be converted is presently one share of Common Stock for each share of Series B Convertible Preferred Stock, subject to adjustment under certain conditions. Also includes a warrant to purchase 353,571 shares of Common Stock of the Company at $0.01 per share. The warrant is fully vested and immediately exercisable.

STOCK PRICE PERFORMANCE GRAPH

         The below graph compares the cumulative total stockholder return of Environmental Safeguards Inc. Common Stock from December 31, 1993 through December 31, 1997, with Standard & Poors 500 Index (the Company's Broad Market Index) and with Standard & Poors Oil Composite Index (the Company's Peer Group Index). The graph assumes that the value of the investment in Environmental Safeguards Common Stock and each index was $100 on December 31, 1993, and that all dividends, if any, were reinvested. The comparisons in this table are not intended to forecast or be indicative of possible future price performance.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN OF
            ENVIRONMENTAL SAFEGUARDS, INC., THE S&P 500 INDEX (BROAD
       MARKET INDEX), AND THE S&P OIL COMPOSITE INDEX (PEER GROUP INDEX)

                                                     1993     1994     1995     1996    1997
                                                     ----     ----     ----     ----    ----
Environmental Safeguards, Inc.................       100        16       16       57      60
Broad Market Index............................       100        98      132      159     208
Peer Group Index..............................       100       101      127      152     182


                                    [GRAPH]

            --------------------------------------------------------
                (2) TO RATIFY THE SELECTION OF ERNST & YOUNG LLP
                      AS THE COMPANY'S INDEPENDENT AUDITOR
                 FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.
           ---------------------------------------------------------


         The Board of Directors has selected Ernst & Young LLP as the Company's independent auditor for the current fiscal year. The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing Ernst & Young LLP as independent auditor of the Company for the fiscal year ending December 31, 1998. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

         In the event the appointment of Ernst & Young LLP as independent auditor is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the fiscal year ending December 31, 1998.

         A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she so desires and to respond to appropriate questions.

         The Board of Directors unanimously recommends a vote FOR the ratification of Ernst & Young LLP as independent auditor for fiscal year ending December 31, 1998.

         Ham, Langston & Brezina, LLP ("Ham, Langston & Brezina") audited the financial statements of the Company for the years ended December 31, 1995 and 1996, and were replaced by Ernst & Young LLP ("Ernst & Young), Certified Public Accountants on September 17, 1997.

         There were no disagreements between the Company and Ham, Langston & Brezina whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

         The report of Ham, Langston & Brezina for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to change principal accountants was not submitted for approval to the Board of Directors. The change was made by the Company's President, James S. Percell, in order to provide for the Company's growing need for global expertise in accounting and other business matters.

         Also, during the Company's two most recent fiscal years, and since then, Ham, Langston & Brezina has not advised the Company that any of the following exist or are applicable:

                  (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

                  (2) That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause him to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason; or

                  (3) That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

         Prior to the engagement of Ernst & Young as independent auditors, the Company had not consulted Ernst & Young regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever.

         Ham, Langston & Brezina has provided the Securities and Exchange Commission with a letter agreeing to the disclosure contained herein.

           ---------------------------------------------------------
                               (3) OTHER MATTERS
           ---------------------------------------------------------

         The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement on such matters.



                        FUTURE PROPOSALS OF STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the 1999 Annual Meeting of
                       Stockholders is December 31, 1998.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ James S. Percell
                                    Chairman of the Board,
                                    CEO and President



August 14, 1998
Houston, Texas

--------------------------------------------------------------------------------

                                     PROXY

                         ENVIRONMENTAL SAFEGUARDS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON SEPTEMBER 14, 1998.

    The undersigned hereby appoints James S. Percell and Ronald L. Bianco, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Environmental Safeguards, Inc. held of record by the undersigned on August 13, 1998 at the Annual Meeting of Stockholders to be held on September 14, 1998 at 10:00 AM in the Oak-Maple Room of the Holiday Inn Astrodome, 8111 Kirby Drive, Houston, Texas, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

    WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1 AND FOR THE RATIFICATION IN NUMBER 2.

1. Election of Directors of the Company. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

[ ]  FOR all nominees listed below                [ ]  WITHHOLD authority to vote
   except as marked to the contrary                  for all nominees below

    James S. Percell    Bryan Sharp    David L. Warnock    Albert M. Wolford

2. Proposal to ratify the selection of Ernst & Young LLP as the Company's Independent Auditor for the fiscal year ending December 31, 1998.

      [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. In their discretion, the proxies are authorized to vote upon such other business that may properly come before the annual meeting.

      [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN

    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

---------------------------------
Number of Shares Owned

                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             (Typed or Printed Name)

                                             -----------------------------------
                                             Signature if held jointly

                                             -----------------------------------
                                             (Typed or Printed Name)

                                             DATED:
                                             -----------------------------------

    THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.
            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

--------------------------------------------------------------------------------